UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
October 7, 2009
Finisar Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27999	94-3038428
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1389 Moffett Park Drive
Sunnyvale, CA 94089
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 548-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Item 8.01	Other Events
Updated Financial Information
          Finisar Corporation (the “Company”) is filing this Current Report on Form 8-K to update the consolidated financial statements included within Item 8 of Part II of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2009, filed with the Securities and Exchange Commission on July 9, 2009 (the “2009 10-K”), and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the 2009 10-K, to give effect to the transactions described below:
•	On May 1, 2009, the Company adopted the provisions of Financial Accounting Standards Board (“FASB”) Staff Position Accounting Principles Board Opinion No. 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”). FSP APB 14-1 addresses instruments commonly referred to as Instrument C from Emerging Issues Task Force Issue No. 90-19, Convertible Bonds with Issuer Option to Settle for Cash upon Conversion, which requires the issuer to settle the principal amount in cash and the conversion spread in cash or net shares at the issuer’s option. FSP APB 14-1 requires that issuers of these instruments account for their liability and equity components separately by bifurcating the conversion option from the debt instrument, classifying the conversion option in equity and then accreting the resulting discount on the debt as additional interest expense over the expected life of the debt. FSP APB 14-1 is effective for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years and requires retrospective application to all periods presented. Accordingly, the statements of operations, balance sheets and statements of cash flows for the fiscal year ended April 30, 2009 and all applicable prior periods have been restated to reflect the impact of the adoption of FSP APB 14-1.

•	On July 15, 2009, the Company completed the sale of substantially all of the assets of its former Network Tools Division to JDS Uniphase Corporation for $40.6 million in cash and recorded a net gain on the sale of the business of $36.1 million before income taxes. The financial statements included in Item 8 of Part II of the 2009 10-K have been updated to exclude assets, liabilities and results of operations of the former Network Tools Division. The operating results of this business, through April 30, 2009 and for all applicable prior periods, are reported as discontinued operations in the consolidated financial statements for all periods presented. The assets and liabilities related to this business have been classified as discontinued operations in the consolidated financial statements for all periods presented. In accordance with Statement of Financial Accounting Standards No. 95, Statement of Cash Flows, the Company has elected not to separately disclose the cash flows associated with the discontinued operations in the consolidated statements of cash flows.

•	On September 25, 2009, the Company effected a 1-for-8 reverse split of its common stock, pursuant to previously obtained stockholder authorization. The number of authorized shares of common stock was not changed as a result of the reverse stock split. All share and per share information in the consolidated financial statements for the fiscal year ended April 30, 2009 and all prior periods presented have been restated retroactively to reflect the reverse stock split.
          The updated Items 7 and 8 of the 2009 10-K are filed as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein. No items of the 2009 10-K other than Items 7 and 8 are being updated by this filing. Information in the 2009 10-K is generally stated as of April 30, 2009, and this filing reflects subsequent information or events other than the updates described above. Without limitation of the foregoing, this filing updates Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2009 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the matters described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended August 2, 2009 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2009 10-K, such Quarterly Report on Form 10-Q and other filings made by the Company subsequent to July 9, 2009. The Quarterly Report on Form 10-Q and such other filings contain important information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2009 10-K.
Optium Corporation Financial Statements and Pro Forma Condensed Statement of Operations
     On August 29, 2008, we completed a business combination with Optium Corporation (“Option”) through the merger of a wholly-owned subsidiary of the Company with Optium (the “Merger”).

     The audited consolidated balance sheets of Optium as of August 2, 2008 and July 28, 2007 and the related audited statements of operations, cash flows and changes in redeemable convertible preferred stock and stockholders’ equity (deficit) for each of the three years in the period ended August 2, 2008 are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

     The unaudited pro forma condensed combined financial statements for the year ended August 2, 2009, giving effect to the merger, are filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Item 7 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Updated)

99.2	Item 8 — Financial Statements and Supplementary Data (Updated) and Item 15(a) – Financial Statement Schedule (Updated)

99.3	Audited Financial Statements of Optium Corporation

99.4	Unaudited Pro forma Condensed Combined Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 7, 2009

Finisar Corporation
By:	/s/ Stephen K. Workman
Stephen K. Workman
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Item 7 — Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Updated)

99.2	Item 8 — Financial Statements and Supplementary Data (Updated) and Item 15(a) – Financial Statement Schedule (Updated)

99.3	Audited Financial Statements of Optium Corporation

99.4	Unaudited Pro forma Condensed Combined Financial Statements

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